UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 9, 2006
JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5757 North Green Bay Avenue, P.O. Box 591, Milwaukee, Wisconsin	53201-0591

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 414-524-1200
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Press Release
Strategic Review and 2007 Outlook Presentation to Analysts

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the Johnson Controls, Inc. press release dated October 9, 2006 reporting that the registrant confirms fiscal year 2006 guidance and forecasts double-digit earnings growth in fiscal year 2007.
Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the Johnson Controls, Inc. Strategic Review and 2007 Outlook presentation for the 2006 analyst meeting held on October 9, 2006.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits:

99.1	Press release of Johnson Controls, Inc., dated October 9, 2006.

99.2	Strategic Review and 2007 Outlook presentation to analysts on October 9, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
October 13, 2006	By:	/s/ R. Bruce McDonald
		Name:	R. Bruce McDonald
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Johnson Controls, Inc., dated October 9, 2006.

99.2	Strategic Review and 2007 Outlook presentation to analysts on October 9, 2006.